UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2016
_________________________
SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51217, 001-36693		20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 26, 2016, the Registrant issued a press release regarding its first quarter 2016 results. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert A. Schriesheim, Executive Vice President and Chief Financial Officer of the Company, will be departing from his position with the Company to focus on his other business interests and pursue other career opportunities. Mr. Schriesheim has agreed to continue to act as principal financial officer of the Company until his successor is appointed. Following the appointment of his successor, Mr. Schriesheim has agreed to act as an advisor, upon the Company’s request, without additional compensation through January 31, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1 - Press release dated May 26, 2016.

This information in Item 2.02 of this Current Report on Form 8-K, included the press release incorporated in such Item 2.02, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Vice President, Controller and Chief Accounting Officer

Date: May 26, 2016

Exhibit Index

99.1	Press release dated May 26, 2016.